EXHIBIT 99.4

THIRD AMENDED AND RESTATED JOINT FILING AGREEMENT

The undersigned each agree that (i) the statement on Schedule 13D relating to the common units representing limited partnership interests of Holly Energy Partners, L.P., a Delaware limited partnership, has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof.

May 4, 2023	HF SINCLAIR CORPORATION

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer

May 4, 2023	HOLLYFRONTIER CORPORATION

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer

May 4, 2023	HOLLYFRONTIER HOLDINGS LLC

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer

May 4, 2023	NAVAJO HOLDINGS, INC.

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer

May 4, 2023	NAVAJO PIPELINE GP, L.L.C.

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer

May 4, 2023	NAVAJO PIPELINE LP, L.L.C.

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer

May 4, 2023	NAVAJO PIPELINE CO., L.P.

By: Navajo Pipeline GP, L.L.C., Its general partner

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer

May 4, 2023	HOLLY LOGISTIC SERVICES, L.L.C.

	By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

May 4, 2023	HEP LOGISTICS HOLDINGS, L.P.

By: Holly Logistic Services, L.L.C., Its general partner

	By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

May 4, 2023	HOLLY LOGISTICS LIMITED LLC

By: Holly Logistic Services, L.L.C., Its sole member

	By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

May 4, 2023	HF SINCLAIR NAVAJO REFINING LLC

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer

May 4, 2023	HF SINCLAIR WOODS CROSS REFINING LLC

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer